UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A -1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 11, 2007

AmMex Gold Mining Corp.

(Exact Name of Registrant as Specified in Its Charter)

               (Former Name of Registrant)

Nevada

(State or Other Jurisdiction of Incorporation)

333-113296	98-0409895
(Commission File Number)	(IRS Employer Identification No.)

346 Waverley Street Ottawa, Ontario Canada	K2P0W5
(Address of Principal Executive Offices)	(Zip Code)

(613) 226-7883

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)

Dismissal of Previously engaged public accounting firm

Effective February 12, 2007  the  Company  engaged the services of  HLB Cinnamon Jang Willoughby LLP as its new certifying accountant.    Amisano Hanson LLP , our former auditors,  was discharged by the Company pursuant to a meeting of the Company’s Board of Directors on  February 11, 2007 .   Notice to Amisano Hanson LLP   was given pursuant to a letter dated February 12, 2007.  The Company does not have an audit committee or similar committee and the decision to terminate Amisano Hanson LLP  was made by the directors as a whole.  At that same meeting,  HLB Cinnamon Jang Willoughby LLP, was appointed as our new auditors.

The Company has not used the services of the new auditors prior to their appointment. However,  Christopher Crupi serves as the president of Paramount Gold Mining Corp. (“Paramount”). HLB Cinnamon Jang Willoughby LLP  serves as the  auditor for Paramount.  The Company has  not consulted with HLB Cinnamon Jang Willoughby LLP  regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was subject of a disagreement.

Our former auditor’s, Amisano Hanson LLP, report in connection with the audit for the year ended June 30, 2006 of AmMex Gold Mining Corp., a Nevada corporation, did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During their tenure as auditors, there have been no disagreements with the former accountants on any matter of  accounting principles  or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s),  if not resolved to the satisfaction of  the former accountant  would have caused it  to make  reference to the subject matter through the date of  such resignation, declination or dismissal.

The Company provided  Amisano Hanson LLP   with a copy of the foregoing disclosure.  Attached as Exhibit 16.1 is a copy of their letter  dated February 20, 2007 stating its agreement with such statements.

Exhibits

16.1

Letter from Amisano Hanson LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 5, 2007

AmMex Gold Mining Corp.
By:	/s/Christopher Crupi
Christopher Crupi
CEO and Diector